UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 7, 2026

Datavault AI Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38608 (Commission File Number)	30-1135279 (IRS Employer Identification No.)

One Commerce Square

2005 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (408) 627-4716

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	DVLT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On January 7, 2026, Datavault AI Inc. (“Datavault”) issued a press release announcing the distribution date for the previously announced dividend of warrants (the “Warrants”) to purchase shares of Datavault common stock, par value $0.0001 per share (the “Common Stock”), to eligible record holders of Common Stock and other equity securities of Datavault. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference into any filing by Datavault, under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

As previously announced on December 29, 2025, Datavault’s board of directors (the “Board”) declared a dividend (the “Distribution”) of Warrants to eligible record equity holders of Common Stock and other equity securities of Datavault. Such eligible holders are the holders of the following Datavault securities, in each case as of the close of business on January 7, 2026 (such date, subject to the right of the board of directors of Datavault to change to a later date, the “Record Date”): (i) Common Stock (such record holders, the “Record Common Holders”), (ii) certain warrants to purchase Common Stock that have not been exercised and settled prior to the Record Date (and which have the right to participate in the Distribution pursuant to the terms of their respective warrants) (such record holders, the “Record Warrant Holders”), (iii) certain convertible promissory notes of Datavault that have not been converted and settled prior to the Record Date (and which have the right to participate in the Distribution pursuant to the terms of their respective notes) (such record holders, the “Record Note Holders”) and (iv) certain equity awards and/or grants that are issued and outstanding as of the Record Date and which were granted under Datavault’s stock option, stock incentive or other equity incentive plans that have not been exercised or converted and settled (or in the case of restricted stock awards, that have not yet vested) prior to the Record Date and which are entitled to participate in the Distribution pursuant to the terms of their respective awards and/or grants (such record holders, the “Record Award Holders” and together with the Record Common Holders, the Record Warrant Holders, and the Record Note Holders, the “Record Holders”). The preceding Datavault securities held by the Record Holders as of the Record Date are collectively referred to herein as the “Datavault Securities.”

The Distribution will be made to the Record Holders on the basis of one (1) Warrant to purchase one (1) share of Common Stock for every sixty (60) shares of Common Stock held (or, for Datavault Securities other than Common Stock, shares of Common Stock underlying such Datavault Securities (“Common Stock Equivalents”) held, subject to the contractual terms of such securities) by such holders as of the Record Date. Record Holders holding fewer than sixty (60) shares of Common Stock (or Common Stock Equivalents) as of the Record Date will not be entitled to receive any Warrants. Record Holders holding more than sixty (60) shares of Common Stock (or Common Stock Equivalents) as of the Record Date in increments of other than sixty (60) shares will be entitled to receive such number of Warrants as is determined by dividing the number of shares of Common Stock (or Common Stock Equivalents) held by each such holder as of the Record Date by sixty (60) (rounding down to the nearest increment of sixty (60) shares). For example, a Record Holder holding one hundred and twenty-five (125) shares of Common Stock as of the Record Date will only be entitled to receive two (2) Warrants (i.e., one (1) Warrant (exercisable for one (1) share of Common Stock) in respect of each sixty (60) shares of Common Stock (or Common Stock Equivalents) held as of the Record Date). The Distribution is expected to be made on February 21, 2026 (or such other date as determined by the Board, the “Distribution Date”) and Datavault will make a separate announcement regarding the terms and conditions of the Distribution in a Current Report on Form 8-K prior to the Distribution Date. Each Warrant is expected to entitle the holder thereof to purchase, subject to certain conditions that will be specified in the warrant agreement governing the Warrants (the “Warrant Agreement”), one (1) share of Common Stock at an exercise price of $5.00 per share (in each case, subject to adjustment for recapitalizations, stock splits, stock dividends and similar types of transactions), at any time and from time to time following the Distribution Date until expiration of the Warrants, which expiration shall be the date that is the one (1) year anniversary of the Distribution Date. The exercise of the Warrants is expected to be conditioned upon the requirement that the applicable Record Holder holds at least one (1) Dream Bowl Meme Coin II token per Warrant (which token must be held in a digital wallet with Datavault) as of the date of exercise of each such Warrant (which condition will be subject to verification by the Company). This condition and/or any other conditions to the exercise of the Warrants will be set forth in the Warrant Agreement, which Datavault expects to file with the Securities and Exchange Commission (the “SEC”) on or prior to the Distribution Date. Datavault has made separate announcements and filings with the SEC regarding the Dream Bowl Meme Coin II tokens and investors are encouraged to read such announcements and filings for more information regarding such tokens.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The issuance of the Warrants in the Distribution has not been registered under the Securities Act, as the distribution of a warrant for no consideration does not constitute a sale or disposition of a security or interest in a security for value under Section 2(a)(3) of the Securities Act. Datavault intends to file a prospectus supplement to the base prospectus, dated as of July 9, 2025 (such prospectus supplement, together with the base prospectus, the “Prospectus”), accompanying its shelf registration statement on Form S-3 (File No. 333-288538) filed with the SEC on July 7, 2025, and declared effective on July 9, 2025, registering the sale of the shares of Common Stock underlying the Warrants with the SEC, which Prospectus will be available on the SEC’s website located at http://www.sec.gov. Record Holders should read the Prospectus carefully when it is filed with the SEC, including the Risk Factors included and incorporated by reference therein.

Cautionary Note Regarding Forward-Looking Statements

The information in this Current Report on Form 8-K may contain “forward-looking statements” (within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, the Private Securities Litigation Reform Act of 1995, as amended, and other securities laws) about Datavault AI Inc. (“Datavault,” the “Company,” “us,” “our,” or “we”) and our industry that involve risks and uncertainties. In some cases, forward-looking statements can be identified by words such as “may,” “might,” “will,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “goal,” “objective,” “seeks,” “likely” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. The absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements, including, but not limited to, statements regarding our declaration and/or payment of dividends, our expectations regarding the terms and/or timing of the Distribution (including that the Board may change the Record Date and/or the Distribution Date and may revoke the Distribution entirely), the expiration date of the Warrants and any conditions to the exercise of the Warrants, our intention to file a prospectus supplement registering the sale of the shares of Common Stock underlying the Warrants with the SEC, and whether we will proceed with the Distribution, are necessarily based upon estimates and assumptions that, while considered reasonable by Datavault and its management, are inherently uncertain. Forward-looking statements are based on the current beliefs, assumptions, and expectations of management and current market conditions. Readers are cautioned not to place undue reliance on these and other forward-looking statements contained herein. There can be no assurance that future dividends will be declared, and the payment of any dividend is expressly conditioned on the Board not revoking any or all dividends before their respective distribution dates. Actual results may differ materially from those indicated by these forward-looking statements as a result of various risks and uncertainties including, but not limited to, the following: risks related to legal proceedings that may be instituted against Datavault regarding the Distribution, the Warrants and/or the Dream Bowl Meme Coin II tokens; risks associated with the right of the Board to change the Record Date and/or the Distribution Date, and/or to revoke the Distribution prior to the Distribution Date; the availability from time to time of the Prospectus and/or an effective registration statement covering the sale of the shares of Common Stock underlying the Warrants; changes in economic, market or regulatory conditions; risks relating to evolving regulatory frameworks applicable to tokenized assets; and other risks and uncertainties as more fully described in Datavault’s filings with the SEC including its Annual Report on Form 10-K for the year ended December 31, 2024 and other filings that Datavault makes from time to time with the SEC, which are available on the SEC’s website at www.sec.gov, and could cause actual results to vary from expectations.

The forward-looking statements made in this Current Report on Form 8-K relate only to events as of the date on which the statements are made. Datavault undertakes no obligation to update any forward-looking statements made in this Current Report on Form 8-K to reflect events or circumstances after the date hereof or to reflect new information or the occurrence of unanticipated events, except as required by law. Datavault may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and you should not place undue reliance on such forward-looking statements. Datavault’s forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments it may make.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated January 7, 2026
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATAVAULT AI INC.

By:	/s/ Nathaniel Bradley
Name:	Nathaniel Bradley
Title:	Chief Executive Officer

Date: January 7, 2026